UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[                       ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [  ]  Confidential, for Use of the Commission
[X] Definitive Proxy Statement        Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                             CFC International, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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


                                [GRAPHIC OMITTED]



                                 March 29, 2005




Dear Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders of CFC International, Inc. to be held at CFC International, Inc., The Training Room, 500 State Street, Chicago Heights, Illinois on Friday, April 29, 2005 at 9:30 a.m. Central Time.

     The election of directors and related matters are more fully described in the enclosed Proxy Statement. Please read the Proxy Statement closely and mark, date, and sign the enclosed proxy and return it in the enclosed envelope, which does not require postage if mailed in the United States.


                                       Sincerely,

                                       [GRAPHIC OMITTED]
                                       Roger F. Hruby
                                       Chairman of the Board


                             YOUR VOTE IS IMPORTANT
                  Please Sign, Date, and Return Your Proxy Card

                                [GRAPHIC OMITTED]

                500 State Street, Chicago Heights, Illinois 60411

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held April 29, 2005

     You are cordially invited to attend the annual meeting of stockholders of CFC International, Inc., which will be held at CFC International, Inc., The Training Room, 500 State Street, Chicago Heights, Illinois on April 29, 2005 at 9:30 a.m. Central Time, for the following purposes:

1. To elect directors; and

2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 11, 2005 are entitled to vote at the meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois for a period of ten days prior to the meeting.

     A proxy statement and a proxy card solicited by the Board of Directors are enclosed. It is important that your shares be represented at the meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to mark, date and sign the enclosed proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.


                                [GRAPHIC OMITTED]
                                Dennis W. Lakomy
                                Executive Vice President,
                                Chief Financial Officer,
                                Treasurer, and Secretary


Chicago Heights, Illinois
March 29, 2005


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               YOU ARE URGED TO MARK, DATE, AND SIGN THE ENCLOSED
                   PROXY AND RETURN IT PROMPTLY. THE PROXY IS
                     REVOCABLE AT ANY TIME PRIOR TO ITS USE.
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



                             CFC INTERNATIONAL, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 29, 2005


     We are sending you this Proxy Statement in connection with the solicitation by the Board of Directors of CFC International, Inc. of proxies for use at the annual meeting of stockholders of the Company to be held at CFC International, Inc., The Training Room, 500 State Street, Chicago Heights, Illinois on Friday, April 29, 2005 at 9:30 a.m. Central Time, and at any postponement or adjournment of the annual meeting. If your proxy is properly executed and returned in a timely manner, it will be voted at the meeting in accordance with the directions you provide. If you do not provide any direction, your proxy will be voted for the election of the nominees named as directors, and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You may revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy.

     Our principal executive offices are located at 500 State Street, Chicago Heights, Illinois 60411 (telephone: 708/891-3456). This Proxy Statement is dated March 29, 2005, and we expect to mail proxy materials to you beginning on or about that date. In this Proxy Statement, the words "CFC International," "Company," "we," "our," "ours," and "us" refer to CFC International, Inc.

     We included a copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2004 with this proxy statement. If you did not receive a copy, or would like to obtain additional copies, please send your request in writing to us at: CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411, Attn: Secretary. You can also access our SEC filings, including our Annual Report on Form 10-K, on the SEC website at www.sec.gov. and our corporate website at www.cfcintl.com. Neither our combined Annual Report nor the information contained on our website is incorporated into this Proxy Statement and is not considered proxy solicitation material.

     We have adopted a procedure called "householding," which has been approved by the Securities and Exchange Commission, or SEC. Under this procedure, a single proxy statement and annual report will be sent to any household address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, or if you are registered stockholders who share the same address and received separate copies of a proxy statement or annual report but would prefer that a single copy of the documents be provided in the future, please contact: Computershare Investor Services, Shareholder Communications Team, P.O. Box A-3504, Chicago, IL 60690, telephone (312-360-5428). If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your broker or bank.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 11, 2005 are entitled to vote at the annual meeting of stockholders. The only outstanding voting stock is our common stock, par value $.01 per share (the "Common Stock"), of which 3,963,282 shares were outstanding as of the close of business on March 11, 2005. The presence in person or by proxy at the meeting of the holders of a majority of such shares will constitute a quorum. Each share of Common Stock is entitled to one vote.

     Assuming the presence of a quorum at the meeting, the seven nominees who receive the highest number of affirmative votes will be elected as directors. For this purpose, only the affirmative votes from the holders of the shares of the Common Stock that are present in person or represented by proxy and entitled to vote at the meeting will be counted. An abstention, direction to withhold authority, or broker non-vote will have no effect on the election of directors. In general, approval of any other matter submitted to the stockholders for their consideration requires the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the meeting. Abstentions, directions to withhold authority, and broker non-votes are counted as shares present in the determination of whether the shares of stock represented at the meeting constitute a quorum. Abstentions, directions to withhold authority, and broker non-votes are not counted in tabulations of the votes cast on proposals presented to stockholders. An automated system administered by our transfer agent will tabulate the votes.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     Seven directors are to be elected at the meeting. The Nominating Committee of the Board of Directors has designated the persons named below as nominees for election as directors for a term expiring at the annual meeting of stockholders in 2006. All of the nominees are serving as directors as of the date of this Proxy Statement.

     Unless you instruct us otherwise, your properly executed proxy, that is returned in a timely manner, will be voted for election of the seven nominees. If, however, any of the nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, the proxies will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. In the alternative, the Board of Directors may reduce the number of directors to be elected.

     Biographical information as of March 29, 2005 concerning the seven nominees is presented below:

     Roger F. Hruby, age 70, has been a director of the Company since its formation. Currently, Mr. Hruby also serves as the Company's Chairman of the Board and until October, 2004 Chief Executive Officer. Prior thereto, Mr. Hruby was the President and Chief Operating Officer of the Company's predecessor, Bee Chemical, from 1977 until the sale of that company to Morton Thiokol, Inc. in 1985, at which time Mr. Hruby also became its Chief Executive Officer. Mr. Hruby also organized the formation of Bee Chemical's Japanese joint venture in 1970 and supervised its growth from a start-up venture to a significant manufacturing company with annual sales in excess of $40 million. In 1986, Mr. Hruby formed the Company, which purchased Bee Chemical's specialty transferable solid coatings division from Morton Thiokol, and has been Chairman of the Board since the date of its incorporation, and Chief Executive Officer until October, 2004. He was also President of the Company from its incorporation until June 1995, and from January 1998 to January 1999. Mr. Hruby has been involved in the specialty chemical industry since 1958. In 1998, Mr. Hruby was awarded "Entrepreneur of the Year" and became a member of the Chicago Entrepreneurship Hall of Fame. Mr. Hruby is also an Executive Committee Member and serves as Chairman of the Board of Trustees at North Central College. Mr. Hruby earned a bachelor degree in chemistry from North Central College and a Masters of Business Administration from the University of Chicago.

     William G. Brown, age 62, has been a director of the Company since August 1995. Mr. Brown currently is a member of Bell, Boyd & Lloyd LLC, Chicago, Illinois. He is also a director of Dovenmuehle Mortgage, Inc.

     Robert B. Covalt, age 73, became a director of the Company in August 1997. Mr. Covalt currently is President of RBC Associates, Inc. He was previously Chief Executive Officer of Sovereign Specialty Chemicals, Inc., from 1996 until December 2002. Prior thereto, he served in several executive capacities with Morton International, Inc., a salt and specialty chemicals company, including Executive Vice President and President of the Specialty Chemicals Group. He also serves as an advisor to the Prism Mezzanine Fund, is a member of the Engineering Advisory Committee to the Dean at Purdue University, and served as a director of Sovereign Specialty Chemicals, Inc. until December 27, 2004, when the company was acquired by Henkel Corporation.

     Gregory M. Jehlik, age 44, was named director of the Company in July 2002. Mr. Jehlik was elected Chief Executive Officer of the Company in October 2004, and continues to serve as the Company's President and Chief Operating Officer, positions he has held since June 2002. He was previously President and Chief Operating Officer of American Engineered Components, Inc. from 1999 until September 2001. Prior thereto, he spent 17 years with the Brady Corporation in a number of management roles including sales, marketing, general management and international operations. Mr. Jehlik earned a bachelors degree from Indiana University and a Masters of Business Administration from the University of Wisconsin-Milwaukee. Mr. Jehlik also serves as a director on The A-T Children's Project.

     Dennis W. Lakomy, age 60, has been a director of the Company since August 1995. Mr. Lakomy also is Executive Vice President, Chief Financial Officer, Secretary, and Treasurer of the Company. He joined Bee Chemical in 1975 and served as Vice President and Controller of that company from 1982 until co-founding the Company with Mr. Hruby in 1986. Mr. Lakomy earned a bachelors degree in accounting from Loyola University of Chicago and a Masters of Business Administration from the University of Chicago.

     Richard Pierce, age 66, became a director of the Company in August 1995. Before becoming a director, Mr. Pierce served as an Advisory Director of the Company since 1991. He currently is President of Richard Pierce & Associates. Mr. Pierce was previously the Managing Director of the Chicago office of Russell Reynolds Associates, Inc., an executive recruiting firm, from 1976 until June 2004.

     David D. Wesselink, age 62, became a director of the Company in August 1995. Before becoming a director, Mr. Wesselink served as an Advisory Director of the Company since 1992. He currently is the Chairman and Chief Executive Officer of Metris Companies Inc., a direct marketer of consumer credit products and fee-based services, which he joined in 1998. He was previously Chief Financial Officer of Advanta Corporation, a consumer credit company, from 1993 until March 1998. Prior thereto, he served in several capacities with Household International, a consumer and commercial financial services company, including Chief Financial Officer, Treasurer and Vice President, Research. He is also a director of Saxon Capital Corporation, American Financial Services Association, the U.S. region of Mastercard International and is Vice Chairman of Central College Board of Trustees (Pella, Iowa).

           The Board of Directors unanimously recommends that you vote
            "FOR" the election of each of the nominees for director.


Independent Directors, Communications with the Board of Directors, Annual Meeting Attendance and Board Committees

     The Board of Directors has determined that the Company is a "Controlled Company", as defined in the listing standards of The NASDAQ Stock Market ("the NASDAQ rules"), since Roger F. Hruby is the beneficial owner of more than 50% of the voting power of the Company. The Company therefore is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of independent directors on the Company's Board of Directors, and certain committee requirements. Notwithstanding this exemption, of the seven directors currently serving on the Board of Directors, the Board has determined that Messrs. Brown, Covalt, Pierce and Wesselink are "independent directors" as defined in the NASDAQ rules. Messrs. Hruby, Jehlik and Lakomy, as executive officers of the Company, are not considered independent directors under the NASDAQ rules. As required by the NASDAQ rules, the Company's independent directors meet in regularly scheduled executive sessions at which only independent directors are present, in conjunction with regularly scheduled Board meetings and otherwise as needed.

     The Board of Directors maintains an informal process for stockholders to communicate with the Board of Directors. Stockholders should send any communication to the Board in writing to the following address: Board of Directors, c/o Corporate Secretary, CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411. Any such communication should identify, and state the number of shares beneficially owned by, the stockholder making the communication. The Secretary will open all such communications for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

     Directors are encouraged to attend the Company's Annual Meeting of Stockholders, although no formal policy is in place. All seven directors attended the Company's 2004 Annual Meeting.

     The Board held four meetings during fiscal 2004. Each director attended all of the meetings of the Board and (ii) and each director attended at least 75% of the aggregate total number of meetings held by all committees of the Board on which such director served.

     The Board of Directors has standing Audit, Compensation and Nominating Committees.

     The Audit Committee. The Audit Committee is composed of Messrs. Wesselink (chairman), Brown and Covalt. The purposes of the Audit Committee are:

o To oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

o       To oversee the performance of the Company's independent accountants;

o To oversee the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

o To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

o To provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent accountants are accountable to the Audit Committee; and

o       To perform such other duties as are directed by the Board.

     The role and other responsibilities of the Audit Committee are set forth in the charter of the Audit Committee. The Audit Committee reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval. The Company's current Audit Committee charter was provided as an appendix to the Company's 2003 Proxy Statement. You may obtain a copy of the charter by a request in writing to our Secretary at our principal office. The Board has determined that all of the members of the Audit Committee meet the current independence and experience requirements contained in the NASDAQ rules and applicable SEC rules. The Board also has determined that Mr. Wesselink is an "audit committee financial expert" under the applicable regulations of the SEC. The Audit Committee held four meetings during fiscal 2004.

     The Compensation Committee. The Compensation Committee is composed of Messrs. Pierce (chairman), Covalt, Hruby and Wesselink. The Compensation
Committee does not have a written charter. The purposes of the Compensation Committee are:

o To review, evaluate, and approve the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company;

o To otherwise discharge the Board's responsibilities relating to compensation of the Company's officers and directors; and

o To perform such other functions as the Board may assign to the Compensation Committee from time to time.

     The Compensation Committee also administers the CFC International, Inc. Stock Option Plan, the CFC International, Inc. Directors' Stock Option Plan, the CFC International, Inc. 2000 Stock Option Plan and the CFC International, Inc. 2000 Directors' Stock Option Plan, as well as the CFC International, Inc. Stock Purchase Plan. The Board has determined that each of Messrs. Pierce, Covalt and Wesselink meet the current independence requirements contained in the NASDAQ rules. In order to comply with the requirements of Rule 16b-3 of the Securities and Exchange Act of 1934, Mr. Hruby does not act with respect to awards to
Section 16 officers under the Company's stock option plans. The Compensation Committee held three meetings during fiscal 2004. During 2004, 41,000 employee stock options and 10,000 director stock options were granted.

     The Nominating Committee. The Nominating Committee is composed of Messrs. Covalt (chairman), Pierce and Wesselink. The Nominating Committee does not have a written charter. The purposes of the Nominating Committee are:

o To assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the Director nominees for election at the annual meetings of stockholders or for appointment to fill vacancies;

o To recommend to the Board Director nominees for each committee of the Board;

o To advise the Board about the appropriate composition of the Board and its committees; and

o To perform such other functions as the Board may assign to the Nominating Committee from time to time.

     The Nominating Committee held one meeting during fiscal 2004.

     The Board has determined that each of Messrs. Pierce, Covalt and Wesselink meet the current independence requirements of the NASDAQ rules. In evaluating Board candidates, the Nominating Committee does not have fixed requirements but will, instead, consider the breadth of business experiences and skills,
prominence  and  reputation  in  their   professions,   their  global   business
perspectives, concern for the long-term interests of the stockholders and personal ethics, integrity and judgment. The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If there is a vacancy on the Board of Directors as a result of a resignation or otherwise, or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Nominating Committee may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary. All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election.

     We have never received a recommendation for a director nominee from a stockholder. Our policy, however, would require that the Nominating Committee evaluate nominees recommended by stockholders in the same manner described above. Stockholders may propose director candidates for consideration by sending the name of any recommended candidate, together with pertinent biographical information, a document indicating the candidate's willingness to serve if elected, and evidence of the nominating stockholder's ownership of our common stock to the attention of the Board of Directors. Recommendations for nominations for directors may be made by any stockholder of record entitled to vote for the election of directors at stockholder meetings held for such purpose. If a stockholder complies with these procedures for recommending persons for election as directors, the committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the recommended candidates and, in the exercise of the committee's independent judgment in accordance with the policies and procedures adopted in the committee's charter, will determine whether to recommend the candidates recommended by the shareholders to the Board of Directors for inclusion in the list of candidates for election as directors at the next shareholder meeting held to elect directors.


Ethics Policy

     We are a company that strives to operate at the highest levels of integrity and ethics. In support of this, the Company has adopted a Conflicts of Interest and Business Ethics Policy. This policy applies to all employees of the Company and its subsidiaries, including our Chief Executive Officer and Chief Financial Officer (who also serves as our principal accounting officer). This policy is incorporated by reference as Exhibit 14.1 to our Form 10-K for the fiscal year ended December 31, 2002 and has been filed with the SEC. You may obtain a copy of our Ethics Policy by a request in writing to our Secretary at our principal office.

Directors' Compensation

     We pay our directors who are not employees $1,500 for each board meeting attended and $750 for each board committee meeting attended that are not held on the same day as a board meeting. We do not pay our directors an annual retainer. We do not pay our directors who are also our employees any compensation for serving as directors.

     Each independent outside director was granted 2,500 stock options during 2004.

Other Matters

     Management knows of no other matters to be brought before the annual meeting other than those described above. If any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 11, 2005, certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, by each director, nominee for director, and Named Executive Officer (as defined below under "Management Compensation"), and by all directors and executive officers as a group. As of such date, there were 103 record holders and approximately 1,000 beneficial holders of Common Stock and 3,963,282 shares of Common Stock outstanding.

                                                           Shares Beneficially
                                                                   Owned
                                                          ----------------------
Name (1)                                                   Number (2) Percentage
--------                                                   ---------- ----------
Roger F. Hruby (3) ......................................  2,364,349       59.7
Dennis W. Lakomy ........................................    328,510        8.3
William G. Brown (4) ....................................    181,894        4.6
Robert B. Covalt ........................................     23,125         *
Gregory M. Jehlik .......................................     32,210         *
Richard Pierce ..........................................     24,125         *
David D. Wesselink ......................................     26,125         *
RFH Investments, LP (5) .................................  1,137,958       28.7
Royce & Associates, Inc. (6) ............................    262,100        6.6
All directors and executive officers as a group
  (7 persons) (3) (4) ...................................  2,509,138       63.3
-----------
* Represents less than 1% of the outstanding Common Stock.
(1) Unless otherwise indicated, the address of all of the persons named or identified above is c/o CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411.
(2) The numbers and percentages of shares shown above as owned by the directors, Named Executive Officers, and by all directors and executive officers as a group include in each case all outstanding stock options covering shares of Common Stock that were exercisable within 60 days of March 26, 2004 by that person or group as follows: (i) Gregory M. Jehlik - 27,500; (ii) Dennis W. Lakomy - 5,316; (iii) William G. Brown - 23,125;
     (iv) Robert B. Covalt -23,125; (v) Richard Pierce - 23,125; (vi) David D. Wesselink - 23,125; and all directors and executive officers as a group (including such individuals) - 125,316.
(3) Includes 1,137,958 shares of Common Stock owned by RFH Investments, LP, a limited partnership of which Mr. Hruby is the managing general partner (and of which all of the partners are members of Mr. Hruby's immediate family or trusts for the benefit of such family members), but does not include 512,989 shares of Class B Common Stock owned by RFH Investments, LP. The shares above include 749,863 owned by the Roger Hruby Trust dated 09-17-85. A trust for the benefit of Mr. Hruby's family. The shares of Common Stock shown above as beneficially owned by Mr. Hruby also include 471,200 shares of Common Stock which Mr. Lakomy and members of Mr. Brown's family beneficially owned immediately after the Company's initial public offering of Common Stock in November 1995, which they still hold, and for which Mr. Hruby holds an irrevocable voting proxy. In addition to the Common Stock set forth in the table above, Mr. Hruby owns an option to purchase 534 shares of the Company's Voting Preferred Stock with an exercise price of $500 per share. The Voting Preferred Stock is entitled to 1,000 votes per share on all matters to be voted upon by the Company's stockholders. These shares are not included in the above table.
(4) Includes 157,067 shares of Common Stock which are owned by the William Gardner Brown 1993 GST Trust, a trust for the benefit of Mr. Brown's family and of which Mr. Brown is not a beneficiary nor is he, or a member of his immediate family, a trustee.
(5) RFH Investments, LP also owns 512,989 shares of Class B Common Stock, which is substantially equivalent to the Common Stock in all respects except that the Class B Common Stock generally is not entitled to vote on any matters submitted to a vote of the Company's stockholders, and which are not included in shares owned.
(6) The number of shares of Common Stock shown as beneficially owned is derived from a Schedule 13G dated January 21, 2005 filed with the SEC by the listed stockholder. This stockholder's address is 1414 Avenue of the Americas, New York, New York 10019.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our Common Stock, file reports of ownership and changes in ownership of our Common Stock with the SEC and provide copies of those reports to the Company. Based solely on our review of copies of the filings that we have received and on written representations, we believe that during 2003, our executive officers, directors, and greater than 10% stockholders complied with their Section 16(a) filing obligations, except as follows: Mr. Jehlik filed a late Form 3, reporting no shares held in May 2002, and a late Form 4 with respect to the 4,710 shares and options to purchase 50,000 shares awarded him in June 2002 and 10,000 shares awarded him in August 2004; Mr. Hruby filed a late Form 4 with respect to the sale of 2,319 shares held by his 401(k) account in July 2003; and Mr. Lakomy filed a late Form 4 with respect to the sale of 1,655 shares held by his 401(k) account in October 2004.

                             MANAGEMENT COMPENSATION

     The following table provides certain summary information concerning the compensation paid or accrued during fiscal 2004, 2003 and 2002 to our Chief Executive Officer and to each of the other executive officers who received compensation in excess of $100,000 during the last fiscal year (the "Named Executive Officers"). The Company does not have a restricted stock award program or a long-term incentive plan.

                           SUMMARY COMPENSATION TABLE
                                                                   Long-Term
                                                                 Compensation
                                   Annual Compensation              Awards
                              ------------------------------  -----------------


                                                               Secur-
                                                               ities
                                                    Other      Under-   All
                                                    Annual     lying    Other
                                                    Compen-    Options/ Compen-
Name and Principal                 Salary   Bonus   sation     SARs n   sation
   Position                   Year   ($)     ($)      ($)       (#)     ($)(1)
   --------                   ----   ---      --      ---       ---     ------
Roger F. Hruby............... 2004 531,217  290,534    -           -     4,000
  Chairman of the Board       2003 510,597     -       -           -     4,000
  Chief Executive Officer     2002 456,420   32,862    -           -     4,000

-------------------------------------------------------------------------------
Gregory M. Jehlik (2)........ 2004 271,442  151,016  29,438 (3)  10,000  4,000
  President, Chief Operating  2003 258,288     -       -           -     4,000
  Officer                     2002 131,058   39,436    -         50,000  2,169

-------------------------------------------------------------------------------
Dennis W. Lakomy............. 2004 232,832  125,688    -           -     3,558
  Executive Vice President,   2003 224,163     -       -           -     3,739
  Chief Financial Officer,    2002 204,598   14,731    -           -     3,777
  Treasurer, and Secretary

-------------------------------------------------------------------------------


(1) Reflects matching contributions made by the Company pursuant to the Company's contributory retirement savings plan, which covers eligible employees who qualify as to age and length of service. Under the plan, the Company makes matching contributions equal to 50% of the first 4% of the employee's income that the employee contributes.
(2) Mr. Jehlik was named Chief Executive Officer in October 2004 and President and Chief Operating Officer in May 2002.
(3) Mr. Jehlik was awarded 4,710 shares of the Company's stock on August 20, 2004, having a fair market value of $29,438 on the date of the grant.

2004 Option Grants

     The following table contains information concerning the grant of stock options under our Stock Option Plans during 2004 to each of the executive officers named in the Summary Compensation Table.

                          STOCK OPTIONS GRANTED IN 2004
                              Individual Grants (1)

                                                            Potential Realizable
                                                                  Value At
                                                            Assumed Annual Rates
                                                               of Stock Price
                                                              Appreciation for
                                                              Option Term (4)
                                                            --------------------

                               Percent of
                                 Total
                                Options
                   Number of   Granted
                   Securities     To
                   Underlying  Employees  Exercise
                   Options     in Fiscal  Price Per  Expiration
                   Granted     Year (2)   Share (3)     Date      5%     10%
                   -------     ---------  ---------  ----------   --     ---
Gregory M. Jehlik.. 10,000       24.4%     $5.75      2/20/14   $93,661 $149,141

(1) Each option represents the right to purchase one share of our Common Stock. The options shown in this table are granted pursuant to our 2000 Stock Option Plan. The options granted become exercisable as to one-fourth of the grant on each of the first, second, third and fourth anniversary of the date of the grant. No SARs were granted in 2004.
(2) In 2004, CFC granted employees options to purchase an aggregate of 41,000 shares of Common Stock.
(3) Under our 2000 Stock Option Plan, the exercise price must be the fair market value of our Common Stock on the date of the grant.
(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock prices. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

2004 Option Exercises and Year-End Valuation

     The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options and/or SARs during 2004 and unexercised options and SARs held on December 31, 2004:

                AGGREGATED 2004 OPTIONS/SAR EXERCISES AND VALUES

                                         Number of             Value of
                                         Securities            Unexercised
                                         Underlying            In-the-Money
                                         Unexercised           Options/
                                         Options/SARs at       SARs at
                                           12/31/04            12/31/04 *
                                         -----------------  -----------------
                     Shares
                    Acquired     Value   Exercis-  Unexer-  Exercis-  Unexer-
                   on Exercise  Realized   able    ciseable   able    cisable
                       (#)        ($)      (#)       (#)      ($)       ($)
                       ---        ---      ---       ---      ---       ---
Roger F. Hruby....      -          -        -         -         -          -
Gregory M. Jehlik.      -          -     27,500    32,500   303,300    353,050
Dennis W. Lakomy..      -          -      5,316       -      15,629        -
-----------
* The closing per share sale price of the Common Stock on December 31, 2004 of $15.69 as quoted on the Nasdaq National Market is more than the exercise prices of unexercised options. As a result, these unexercised options are in-the-money and have value as contemplated by this column.

Equity Compensation Plan Information

     The following table summarizes information as of December 31, 2004, relating to equity compensation plans of the Company pursuant to which Common Stock is authorized for issuance. Our shareholders have approved all these plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                            (a)                 (b)                   (c)
                        ------------        -----------          -----------
                                                                 Number of
                                                                 securities
                                                                 remaining
                                                                 available
                          Number of                              for future
                          securities         Weighted-           issuance
                             to be           average             under equity
                          issued upon        exercixe            compensation
                          exercise of        price of            plans
                          outstanding        outstanding         (excluding
                          options,           options,            securities
                          warrants           warrants            reflected in
                          and rights         and rights          column (a))
                          ----------         ----------          -----------
  Plan Category
  -------------

Equity compensation
 plans approved by
 security holders ....     293,337              $7.16              206,913

Equity compensation
 plans not approved
 by security holders..           -                  -                    -
                           -------              -----              -------
Total ................     293,337              $7.16              206,913

Employment Contracts

     We have an employment agreement with Mr. Jehlik under which he is entitled to receive an annual base salary and bonus. In addition, the agreement provides for the payment of compensation and benefits for six months or until he is again employed, whichever comes first, if Mr. Jehlik's employment is terminated by the Company without cause as defined in the agreement.

Compensation Committee Interlocks and Insider Participation

     Mr. Hruby, the Company's Chairman, together with Messrs. Covalt, Pierce, Chairman and Wesselink comprise the Compensation Committee of the Board of Directors, which determines the compensation of the Company's executive officers in the future. There were no "Compensation Committee Interlocks" during fiscal year 2004.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Report of the Audit Committee", "Report of the Compensation Committee" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of three directors, each of whom the Board of Directors, in its business judgment, has determined meets the independence and experience requirements of the NASDAQ rules and applicable SEC rules. The Audit Committee operates pursuant to its current Amended and Restated Audit Committee Charter.

     As set forth in the Amended and Restated Audit Committee Charter, management of the Company is responsible for preparation in accordance with generally accepted accounting principles, and the completeness and accuracy of, the Company's financial statements. The independent accountants are responsible for the planning and conduct of audits of the Company's financial statements and reviews of the Company's quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q. The Audit Committee assists the Board in its oversight function and has the responsibilities and powers as set forth in the Amended and Restated Audit Committee Charter.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004, with the Company's management, which has the primary responsibility for the financial statements. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1, as currently in effect
(Independence Discussion with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

     Based on the reviews, reports and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.



                     Audit Committee Members

                     William G. Brown
                     Robert B. Covalt
                     David D. Wesselink

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors generally determines the compensation of our executive officers. The Compensation Committee currently consists of four directors of the Company. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 2004 is furnished by the directors who then comprised the Compensation Committee.

General Policies

     Our  compensation  program is intended  to enable us to attract,  motivate, reward, and retain the management talent required to achieve corporate objectives in a highly competitive industry, and thereby increase stockholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives. To attain these objectives, the executive compensation program is composed primarily of a base salary, bonuses, and stock option grants.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the annual deduction for federal income tax purposes of certain compensation paid by any publicly held corporation to its chief executive officer and its four other highest compensated officers to $1 million per each such executive (the "$1 million cap"). We do not expect the compensation currently paid to the Company's executive officers, including pursuant to the Company's stock option plans, to exceed the $1 million cap.

Cash Compensation

     We determine base salaries for executive officers by subjectively assessing the executive officer's responsibilities and position within the Company, and the performance of the executive officer. Base salaries are reviewed annually, and from time to time, by the Compensation Committee and adjusted appropriately. We did exceed our minimum targeted Company performance expectations during 2004. As a result, our executive officers did earn and will receive a bonus for 2004 in 2005. The Company awarded Mr. Jehlik 4,710 shares outright.

Stock Options

     The Company may grant options to executive officers, as well as other employees of the Company, upon joining the Company and each year thereafter under the Company's employee stock option plans. The Compensation Committee (acting without Mr. Hruby) takes into account factors including salary, position and responsibilities when granting options to executive officers. In 2004, the Compensation Committee did grant 41,000 options to purchase Common Stock pursuant to the Company's employee stock option plans. In 2004, 10,000 options were granted to the directors pursuant to the Company's director stock option plan.

Chairman Compensation

     During 2004, our most highly compensated executive officer was Roger F. Hruby, Chairman and until October 2004, Chief Executive Officer since the date of our incorporation. The Compensation Committee reviews Mr. Hruby's compensation using the same criteria that it uses to determine compensation levels for other corporate officers and based its compensation decisions on its assessment of Mr. Hruby's overall performance and on information regarding awards made by similar companies. No specific weighting was assigned to these factors. Mr. Hruby does not participate in this review as a committee member. Based on its review, the Compensation Committee believes that Mr. Hruby's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the administration and operations of the Company. In the Compensation Committee's view, Mr. Hruby's fiscal 2004 compensation package reflects an appropriate balance of (i) the Company's performance in fiscal 2004, (ii) Mr. Hruby's own performance level, and (iii) competitive standards. Mr. Hruby's compensation typically consists of a base salary and bonus. However, as was the case with all other executive officers in fiscal 2004, Mr. Hruby did receive a bonus as the Company exceeded its minimum targeted performance expectations.





                         Compensation Committee Members

                         Robert B. Covalt
                         Richard Pierce
                         Roger F. Hruby
                         David D. Wesselink

                                PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total returns of the Company's Common Stock, the Nasdaq Composite Index, and the Wilshire Small Cap 250 Index (assuming reinvestment of any dividends) for the period beginning on December 31, 1999, and ending on December 31, 2004, the last day of the Company's 2004 fiscal year. The Company has chosen to present a comparison with the Wilshire Small Cap 250 Index, an index of companies with similar market capitalization, in lieu of a comparison with an industry, line-of-business or peer group index because the Company does not believe that it can reasonably identify a peer group, due to the diversity of the Company's business lines.

                         Comparison of Cumulative Return
            vs. NASDAQ Composite and Wilshire Small Cap 250 Indices*


                                [GRAPHIC OMITTED]



                        12/31/99  12/29/00 12/31/01 12/31/02 12/31/03 12/31/04
                        --------  -------- -------- -------- -------- --------

CFC International, Inc.  $100.00   $75.53  $50.00   $65.32   $ 86.55  $256.22
NASDAQ Composite Index   $100.00   $60.77  $47.98   $32.85   $ 40.98  $ 53.59
Wilshire Small Cap 250   $100.00   $92.65  $94.92   $77.20   $115.70  $135.37

-------------

* Assumes $100 invested on December 31, 1999 in the Company's Common Stock, the Nasdaq Composite Index, and the Wilshire Small Cap 250 Index. Historical results are not necessarily indicative of future performance.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The   Audit    Committee    has   selected   the    accounting    firm   of
PricewaterhouseCoopers LLP to serve as our independent accountants for our current fiscal year ending December 31, 2005.

     PricewaterhouseCoopers LLP has served as our independent auditors since 1986. We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from you.

Fees Paid to Independent Accountants

     The fees paid or to be paid by the Company to PricewaterhouseCoopers LLP relating to the fiscal years ended December 31, 2004 and 2003 were as follows:

                              2004                  2003
                              ----                  ----
Audit                       $356,804              $275,384
Audit-related                      -                     -
Tax                          112,996               103,802
All other                     28,750                27,250
                          --------------        --------------
Total                       $498,550              $406,436
                          ==============        ==============

     The Audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and includes audit fees including fees related to the restated financial statements, statutory audits, reviews of the financial statements included in the Company's Forms 10-Q, issuance of consents, income tax provision procedures, and assistance with responses to SEC inquiries.

     There were no Audit-Related fees for the years ended December 31, 2004 and 2003.

     Tax fees as of the years ended December 31, 2004 and 2003, respectively, were for services related to U.S. and foreign tax compliance, including the preparation of tax returns and claims for refund related to research and experimentation credits; and tax planning and tax advice.

     All other fees include audit and preparation of the Company's domestic 401(K).

     As provided in its Amended and Restated Charter, the Audit Committee pre-approves all services, whether an audit or a non-audit service, provided by the Company's independent auditors. Accordingly, the Audit Committee pre-approved all services provided by PricewaterhouseCoopers LLP during 2004. In selecting PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2005, the Audit Committee has determined that the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                             SOLICITATION OF PROXIES

     The Board of Directors will solicit proxies through the use of the mail. Proxies may also be solicited by directors, officers, and a small number of other employees of the Company personally, or by mail, telephone, facsimile, or otherwise, but we will not compensate these persons for these services. We will request brokerage firms, banks, fiduciaries, voting trustees, or other nominees to forward the soliciting material to the beneficial owners of stock held of record by them, and we have hired Proxy Services Corporation to coordinate the solicitation of proxies by and through such holders for a fee of approximately $1,000 plus expenses. We will bear the entire cost of the Board of Directors' solicitation.

         SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

     In accordance with rules promulgated by the SEC, if you wish to submit a proposal for inclusion in the proxy material to be distributed by us in connection with the 2006 Annual Meeting, we must receive your proposal no later than November 29, 2005. Upon submitting a proposal, you must provide us with a written notice that includes your name and address, the number of shares of Common Stock that you hold of record or beneficially, the dates upon which you acquired your shares, and documentary support for your claim of beneficial ownership. Such proposals should be directed to the Corporate Secretary, CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411.

     If we receive notice of a stockholder proposal after February 9, 2006, the persons named as proxies in the proxy materials will have discretionary authority to vote for or against such stockholder proposal.

                                     GENERAL

     It is important that proxies be returned promptly. If you are unable to attend the meeting, you are urged, regardless of the number of shares owned, to date, sign, and return without delay your proxy card in the enclosed addressed envelope.

                       By Order of the Board of Directors

                       Dennis W. Lakomy
                       Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

                                                                        +
                                        000000 0000000000 0 0000
CFC International, Inc.

                                        000000000.000 ext
                                        000000000.000 ext
MR A SAMPLE                             000000000.000 ext
DESIGNATION (IF ANY)                    000000000.000 ext
ADD 1                                   000000000.000 ext
ADD 2                                   000000000.000 ext
ADD 3                                   000000000.000 ext
ADD 4
ADD 5
ADD 6

                                        C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

-------------------------------------------------------------------------------
Annual Meeting Proxy Card
-------------------------------------------------------------------------------

A       Election of Directors

1.  The Board of Directors Recommends a vote FOR each nominee.

                       For  Withhold                            For  Withhold
01 - Roger F. Hruby                     05 - Dennis W. Lakomy
02 - William G. Brown                   06 - Richard Pierce
03 - Robert B. Covalt                   07 - David D. Wesselink
04 - Gregory M. Jehlik

B       Issues

Check here if you plan to attend the Annual Meeting.

In their discretion, on such other business as may properly come before the meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 29, 2005, and the Annual Report to Stockholders.

Please sign exactly as name appears on the card. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or general partner, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date(mm/dd/yyyy)

-------------------------------------------------------------------------------
Proxy - CFC International, Inc.
-------------------------------------------------------------------------------
This Proxy is Solicited by the Board of Directors for The Annual Meeting of Stockholders on April 29, 2005 at 9:30 a.m.

The undersigned hereby appoints Roger F. Hruby and Dennis W. Lakomy, and each of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of CFC International, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on April 29, 2005 at 9:30 a.m., at CFC International, Inc., 500 State Street, Chicago Heights, Illinois, and at any and all postponements and adjournments thereof, as follows:


This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the Nominees listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)